UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 N. 71st Street, Suite 550 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 573-5340

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	REZI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resideo Technologies, Inc. (the “Company”) reported on a Current Report on Form 8-K filed on November 7, 2024, that the Company entered into an agreement (the “2024 Agreement”) with Jay Geldmacher, the Company’s President and Chief Executive Officer, to facilitate a smooth transition in connection with Mr. Geldmacher’s future retirement from the Company. Pursuant to the 2024 Agreement, for a period of six months following the date the Company appoints a new CEO (the “Transition Date”), Mr. Geldmacher agreed to remain employed by the Company in a non-officer role.

On July 30, 2025, the Company issued a press release where it announced that Mr. Geldmacher’s contemplated retirement would become effective upon completion of the separation of the Company’s ADI Global Distribution business, after which time Mr. Geldmacher will serve in an advisory capacity for six months.

As a result, the Compensation and Human Capital Management Committee of the Board of Directors (the “Committee”) approved an amendment to the 2024 Agreement on January 6, 2026 to add a provision to address the annual incentive compensation opportunity for Mr. Geldmacher for 2026 (the “Amendment”). The Amendment provides that Mr. Geldmacher will be eligible for annual incentive plan compensation for 2026, as follows:

•

if the Transition Date is prior to December 31, 2026, any annual incentive compensation for 2026 will be pro-rated for the period from January 1, 2026 through the Transition Date and paid at target and

•

if the Transition Date is on or after December 31, 2026, any annual incentive compensation for 2026 will be for the full 2026 period based on actual achievement of the established performance measures for such annual incentive compensation plan.

No other provisions in the 2024 Agreement were revised.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2026	RESIDEO TECHNOLOGIES, INC.

	By:	/s/ Jeannine J. Lane
	Name:	Jeannine J. Lane
	Title:	Executive Vice President, General Counsel and Corporate Secretary